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                                                                      EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the Polaris Choice/Polaris Choice II Variable Annuity) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company, and of our report dated March 8, 2002, relating to the financial statements of Variable Separate Account (Portion Relating to the Polaris Choice Variable Annuity). We consent to the incorporation by reference of our reports into the Prospectuses, which constitute part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectuses and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

      PricewaterhouseCoopers LLP
      Los Angeles, California
      September 17, 2002